DOUBLELINE INVESTMENT CORPORATION

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Form of Subscription Agreement

March 7, 2013

DoubleLine Equity Funds

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Re: DoubleLine Equity Funds

In connection with your sale to us today of 2,000 Class I Shares and 2,000 Class N Shares of beneficial interest (the “Shares”) in DoubleLine Equities Growth Fund (the “Fund”) at the price of $10.00 per share, we understand that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); (ii) your sale of the Shares to us is in reliance on the sale’s being exempt under Section 4(2) of the Securities Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Shares for investment and for our own account as the sole beneficial owner hereof, and not with a view to or in connection with any resale or distribution of any or all of the Shares or of any interest therein. We hereby agree that we will not sell, assign or transfer the Shares or any interest therein except upon repurchase or redemption by the Fund unless and until the Shares have been registered under the Securities Act, or you have received an opinion of your counsel indicating to your satisfaction that such sale, assignment or transfer will not violate the provisions of the Securities Act, or any rules and regulations promulgated thereunder.

This letter is intended to take effect as an instrument under seal, shall be construed under the laws of Massachusetts, and is delivered at Los Angeles, California, as of the date written above.

Very truly yours,

DOUBLELINE INVESTMENT CORPORATION

By:	/s/ Henry V. Chase
Name:	Henry V. Chase
Title:	Chief Financial Officer

DOUBLELINE INVESTMENT CORPORATION

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Form of Subscription Agreement

March 7, 2013

DoubleLine Equity Funds

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Re: DoubleLine Equity Funds

In connection with your sale to us today of 2,000 Class I Shares and 2,000 Class N Shares of beneficial interest (the “Shares”) in DoubleLine Equities Global Technology Fund (the “Fund”) at the price of $10.00 per share, we understand that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); (ii) your sale of the Shares to us is in reliance on the sale’s being exempt under Section 4(2) of the Securities Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Shares for investment and for our own account as the sole beneficial owner hereof, and not with a view to or in connection with any resale or distribution of any or all of the Shares or of any interest therein. We hereby agree that we will not sell, assign or transfer the Shares or any interest therein except upon repurchase or redemption by the Fund unless and until the Shares have been registered under the Securities Act, or you have received an opinion of your counsel indicating to your satisfaction that such sale, assignment or transfer will not violate the provisions of the Securities Act, or any rules and regulations promulgated thereunder.

This letter is intended to take effect as an instrument under seal, shall be construed under the laws of Massachusetts, and is delivered at Los Angeles, California, as of the date written above.

Very truly yours,

DOUBLELINE INVESTMENT CORPORATION

By:	/s/ Henry V. Chase
Name:	Henry V. Chase
Title:	Chief Financial Officer

DOUBLELINE INVESTMENT CORPORATION

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Form of Subscription Agreement

March 7, 2013

DoubleLine Equity Funds

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Re: DoubleLine Equity Funds

In connection with your sale to us today of 2,000 Class I Shares and 2,000 Class N Shares of beneficial interest (the “Shares”) in DoubleLine Equities Small Cap Growth Fund (the “Fund”) at the price of $10.00 per share, we understand that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); (ii) your sale of the Shares to us is in reliance on the sale’s being exempt under Section 4(2) of the Securities Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Shares for investment and for our own account as the sole beneficial owner hereof, and not with a view to or in connection with any resale or distribution of any or all of the Shares or of any interest therein. We hereby agree that we will not sell, assign or transfer the Shares or any interest therein except upon repurchase or redemption by the Fund unless and until the Shares have been registered under the Securities Act, or you have received an opinion of your counsel indicating to your satisfaction that such sale, assignment or transfer will not violate the provisions of the Securities Act, or any rules and regulations promulgated thereunder.

This letter is intended to take effect as an instrument under seal, shall be construed under the laws of Massachusetts, and is delivered at Los Angeles, California, as of the date written above.

Very truly yours,

DOUBLELINE INVESTMENT CORPORATION

By:	/s/ Henry V. Chase
Name:	Henry V. Chase
Title:	Chief Financial Officer